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                                                                   Exhibit 23.1
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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-55852) of RenaissanceRe Holdings Ltd. and in the related Prospectus of our reports dated January 26, 2001, with respect to the consolidated financial statements and schedules of RenaissanceRe Holdings Ltd. included in this Annual Report (Form 10-K) for the year ended December 31, 2000.


/s/ Ernst & Young

Hamilton, Bermuda

March 28, 2001